UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 14, 2015

Midstates Petroleum Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35512	45-3691816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 South Boston Avenue, Suite 1000 Tulsa, Oklahoma	74103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (918) 947-8550

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On October 14, 2015, Midstates Petroleum Company, Inc. (“Midstates”) and Midstates Petroleum Company LLC (“Midstates Sub”), a wholly owned subsidiary of Midstates, entered into a Ninth Amendment (the “Ninth Amendment”) to the Second Amended and Restated Credit Agreement dated as of June 8, 2012, among Midstates, Midstates Sub, as borrower, SunTrust Bank, N.A., as administrative agent (the “Administrative Agent”), and the lenders (the “Lenders”) and other parties thereto (the “Credit Agreement”). The Ninth Amendment, among other items, (i) ratified and maintained Midstates’ borrowing base at $252,024,575; (ii) confirmed the amount of the reduction in the borrowing base to be $27,024,575 in the event Midstates consummates a sale of certain oil and gas properties which were identified and described in writing to the Administrative Agent and Lenders prior to the date of the Ninth Amendment, provided that such sale is consummated prior to the earlier of the next scheduled redetermination of the borrowing base and any special redetermination of the borrowing base, and provided further, that the confirmed reduction will only apply if after immediately giving effect to the proceeds of such sale, the sum of (y) the available commitment under the Credit Agreement, plus (z) the aggregate amount of cash and cash equivalents of Midstates is not less than $425,000,000; and (iii) amended the threshold amount for which Midstates is required to provide advance notice to the Administrative Agent of a sale or disposition which occurs during the period between two successive redeterminations of the borrowing base.

The foregoing description of the Ninth Amendment is a summary only and is qualified in its entirety by reference to the complete text of the Ninth Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 concerning the Ninth Amendment is incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure.

Midstates issued a press release on October 20, 2015, announcing that it had entered into the Ninth Amendment and providing an operational update.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1

Ninth Amendment to Second Amended and Restated Credit Agreement, dated as of October 14, 2015, among Midstates Petroleum Company, Inc., Midstates Petroleum Company LLC, as borrower, SunTrust Bank, N.A., as administrative agent, and the lenders and other parties thereto.

99.1	Press Release dated October 20, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Midstates Petroleum Company, Inc.
(Registrant)

Date: October 20, 2015
	By:	/s/ Scott C. Weatherholt
Scott C. Weatherholt
Vice President - Land, Legal and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1

Ninth Amendment to Second Amended and Restated Credit Agreement, dated as of October 14, 2015, among Midstates Petroleum Company, Inc., Midstates Petroleum Company LLC, as borrower, SunTrust Bank, N.A., as administrative agent, and the lenders and other parties thereto.

99.1	Press Release dated October 20, 2015.